SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement                [ ] Confidential, for Use of the
                                                   Commission Only (as permitted
[X] Definitive Proxy Statement                     by Rule 14a-6(e)(2))
[X] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                              WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------
(5) Total fee paid:


--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.


--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:


--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:


--------------------------------------------------------------------------------
                                       1

(3)  Filing Party:


--------------------------------------------------------------------------------
(4)  Date Filed:


--------------------------------------------------------------------------------

                              WEBS INDEX FUND, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

March 28, 2000

To the Shareholders of WEBS Index Fund, Inc.:

A special meeting of the shareholders of WEBS Index Fund, Inc. (the "Fund") will be held on May 5, 2000 at 10:00 a.m. (Eastern Time) in the offices of the Fund's administrator and transfer agent, PFPC Inc., at 400 Bellevue Parkway, Wilmington, Delaware 19809, for the following purposes:

(1) To approve amendments to the Advisory Agreement, dated as of March 15, 1996 (as amended October 19, 1999) between the Fund and Barclays Global Fund Advisors to revise the fee arrangements and to make certain other changes (all Fund shareholders);

(2) To approve a change of the Canada WEBS Index Series from diversified to non-diversified (holders of shares of the Canada WEBS Index Series only);

(3) To approve a change of the Japan WEBS Index Series from diversified to non-diversified (holders of the Japan WEBS Index Series only);

(4) To approve a change of the United Kingdom WEBS Index Series from diversified to non-diversified (holders of the United Kingdom WEBS Index Series only); and

(5) To transact such other business as may properly come before the special meeting or any adjournment thereof (all Fund shareholders).

These proposals are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the special meeting in person. Shareholders of record at the close of business on March 6, 2000 have the right to vote at the special meeting. IF YOU CANNOT BE PRESENT AT THE SPECIAL MEETING, WE URGE YOU TO FILL IN, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT THE SPECIAL MEETING MAY BE HELD AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. UNDER THE FUND'S BY LAWS, HOLDERS OF AT LEAST 50% OF THE OUTSTANDING SHARES OF EACH WEBS INDEX SERIES ARE REQUIRED TO BE PRESENT IN PERSON OR BY PROXY IN ORDER TO HAVE A QUORUM FOR SUCH WEBS INDEX SERIES AT THE SPECIAL MEETING.

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY NO MATTER HOW MANY SHARES YOU OWN.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL NO. 1 AND THAT THE SHAREHOLDERS OF THE CANADA, JAPAN AND UNITED KINGDOM WEBS INDEX SERIES VOTE IN FAVOR OF PROPOSAL NOS. 2, 3 AND 4, RESPECTIVELY.

                                            By Order of the Board of Directors,

                                         /S/R. Sheldon Johnson
                                            Secretary

               YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND
            RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                              WEBS INDEX FUND, INC.
                                  c/o PFPC Inc.
                              400 Bellevue Parkway
                           Wilmington, Delaware 19809
                              (800) 810-WEBS (9327)

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of WEBS Index Fund, Inc. (the "Fund") for use at the Fund's special meeting of shareholders to be held in the offices of the Fund's administrator and fund accounting agent, PFPC Inc., at 400 Bellevue Parkway, Wilmington, Delaware 19809, on May 5, 2000 at 10:00 a.m. (Eastern Time). The special meeting and any adjournment thereof are collectively referred to in this Proxy Statement as the "Meeting". The shares of each WEBS Index Series are referred to in this Proxy Statement as "Shares".

It is expected that the solicitation of proxies will be primarily by mail. The Fund's officers and service contractors may also solicit proxies by telephone, telegraph, facsimile, e-mail or personal interview. The Fund will bear all proxy solicitation costs. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed form of proxy (the "Proxy") are expected to be distributed to shareholders of each WEBS Index Series on or about March 28, 2000.

A Proxy is enclosed with respect to your Shares. The Proxy should be completed in full with respect to the matters affecting your Shares. Each Share is entitled to one vote.

If your Proxy is executed properly and returned the Shares represented by it will be voted at the Meeting in accordance with your instructions on the Proxy. If you do not expect to be present at the Meeting and wish your Shares to be voted, please date and sign the enclosed Proxy and mail it in the enclosed reply envelope.

THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO SHAREHOLDERS TO ANY SHAREHOLDER UPON REQUEST. THE FUND'S ANNUAL REPORT TO SHAREHOLDERS MAY BE OBTAINED FROM THE FUND BY SENDING A WRITTEN REQUEST TO THE FUND AT THE ADDRESS PROVIDED ABOVE, OR BY CALLING (800) 810-WEBS (9327).

                            PROPOSALS TO BE VOTED ON

      PROPOSAL                                             VOTING SHAREHOLDERS

1.   Approval of Amendments to the
     Fund's Advisory Agreement................. Each WEBS Index Series

2.   Approval of Change of Canada WEBS
     Index Series From Diversified
     to Non-Diversified........................ Canada WEBS Index Series

3.   Approval of Change of Japan WEBS
     Index Series From Diversified
     to Non-Diversified........................ Japan WEBS Index Series

4.   Approval of Change of United Kingdom
     WEBS Index Series From Diversified to
     Non-Diversified........................... United Kingdom WEBS Index Series

PROPOSAL 1: APPROVAL OF AMENDMENTS TO THE FUND'S ADVISORY AGREEMENT

(Each WEBS Index Series Voting Separately)

At a January 28, 2000 Special Meeting of the Board of Directors of the Fund, the Board considered and approved, and recommended to shareholders for their approval, amendments to the Advisory Agreement, dated as of March 15, 1996, as amended October 19, 1999 (the "Current Advisory Agreement"), between the Fund and Barclays Global Fund Advisors (the "Adviser"). The amendments provide for a revised investment advisory fee to be paid to the Adviser, as explained below, and would generally fix the expense ratio of each WEBS Index Series at .59% of average daily net assets plus payments under the Fund's Rule 12b-1 Distribution Plan of up to .25% of average daily net assets. The total expense ratios (.59% plus .25%) would generally be .84% of average daily net assets. The expense ratios of the Fund's 17 operational WEBS Index Series in the fiscal year ended August 31, 1999 ranged from a high of 1.43% in the case of the Malaysia (Free) WEBS Index Series to a low of .94% in the case of the Japan WEBS Index Series. In the six months ended February 29, 2000 such expense ratios ranged from a high of 1.34% in the case of the Canada WEBS Index Series to .86% in the case of the Japan WEBS Index Series. The impact of the amendments to the Advisory Agreement on the expense ratio and the rate of advisory fee paid by a WEBS Index Series would vary significantly, depending on the asset levels of the Series and the other existing WEBS Index Series. The Adviser would also become responsible for the general management of the Fund's affairs and would no longer have the benefit of certain indemnities provided to the Adviser by the Fund in the Current Advisory Agreement. A copy of the Advisory Agreement as proposed to be amended (the "Proposed Advisory Agreement"), marked to show all changes from the Current Advisory Agreement, is attached to this Proxy Statement as Annex A.

BACKGROUND TO THE PROPOSAL

The Proposed Advisory Agreement was approved by the Board in connection with the Board's determination that it is in the best interests of the Fund and its WEBS Index Series for the Fund to participate in the Adviser's iSharesTM initiative, which is expected to be launched in April 2000. At their October 19, 1999 regular meeting, the Directors were advised that the Adviser intended to make a significant commitment to the U.S. market for exchange traded index funds in 2000. In particular, the Adviser planned to introduce up to 48 new exchange traded funds that would be series of the recently formed iShares Trust, and to devote a substantial amount of its own resources to publicize the introduction of its new funds and to promote their acceptance by investors. The Directors were informed that the Adviser intended to make a proposal to the Board for inclusion of the Fund in its iShares initiative that would involve, among other things, an increase in the Adviser's responsibilities for the general management of the Fund's affairs and a restructuring of the Fund's service provider arrangements, including the introduction of fee arrangements that would effectively fix a substantial portion of the expense ratio of each of the Fund's WEBS Index Series at levels significantly lower than those paid by each of the WEBS Index Series in the Fund's fiscal year ended August 31, 1999. The Directors responded that they would consider whether any proposal submitted to them by the Adviser or any other person, including service providers other than the Adviser, was in the best interests of the Fund and its shareholders. After participating in a conference call on November 19, 1999, the Board asked that the Adviser's proposal address a number of specific concerns of the Board.

The Adviser subsequently made a detailed written proposal (as amended, the "iShares Proposal") to the Board for inclusion of the Fund in the iShares family of funds (the "iShares Family"). The iShares Proposal contemplated, among other things, that the Fund's existing distributor, administrator and transfer agent, and its custodian and stock lending agent, would be replaced by the entities that had been selected to provide such services to the iShares Trust. The Directors discussed the proposal during a conference call on December 3, 1999 and at a meeting with representatives of the Adviser on December 8, 1999. At that meeting, the Adviser explained that it had conducted an extensive review of potential service providers in connection with its iShares initiative and negotiated fee and other arrangements with such service providers that the Adviser believed were extremely attractive. In the case of the distributor, the Adviser explained that it had selected, subject to the approval of the board of directors of the iShares Trust, SEI Investments Distribution Company ("SEI") to be the distributor for iShares. The Adviser also noted that it intended to assume significant responsibility for marketing iShares itself. The Adviser stated that while its proposal to the Board could be modified to accommodate the Fund's existing service providers other than the distributor, the Fund's retention of SEI as its distributor was an essential part of the iShares Proposal because of the need to unify the marketing and sales effort for the iShares Family. The Adviser stated that it could modify its proposal to accommodate working with the Fund's existing administrator and transfer agent and custodian and stock lending agent, but only at higher fees than those in its initial proposal, absent a significant reduction in the fee schedules of such persons.

At the December 8, 1999 meeting, the Adviser acknowledged that Funds Distributor, Inc. ("FDI") had been the Fund's distributor since the Fund commenced operations in March 1996, and had questioned the propriety of the Adviser recommending the termination of the distribution contract by the Fund, noting that FDI had made significant expenditures in connection with the distribution of the Fund's shares since the Fund's inception; that such expenditures exceeded the revenues it had received in respect of the Fund by a significant amount; and that termination of the distribution agreement would result not only in the elimination of revenues to FDI pursuant to the Fund's Rule 12b-1 Distribution Plan, but also in the termination of a consulting agreement between its affiliate, FDI Distribution Services, Inc. ("FDID") and the Adviser. The Adviser indicated that, in order to ensure a smooth transition of the distribution function and to secure the benefits of the work done by FDI over the years, it was discussing various possible arrangements with FDI in the event the Directors determined to support the iShares Proposal.

After the December 8, 1999 meeting, the Directors asked the Adviser to respond to various questions and concerns, and determined to offer the Fund's current administrator and transfer agent, and its current custodian and stock lending agent, the opportunity to consult with the Adviser and submit revised fee proposals that were competitive with those of the Adviser's preferred service provider. Such submissions, the Adviser's responses to the Directors' questions, a number of possible arrangements with FDI, and various versions of the Adviser's proposal were reviewed by the Directors during a conference call on January 14, 2000 and at meetings held on January 25 and 28, 2000.

At the January 28, 2000 meeting, the Adviser recommended to the Board and the Board approved, among other things: the Proposed Advisory Agreement, subject to shareholder approval; lower fee schedules for the Fund's administrator and transfer agent and custodian and stock lending agent; and, in principle, the marketing of the Fund under the "iShares" name (it is anticipated that the Board will take action to change the name of the Fund and each of its WEBS Index Series to include the term "iShares" shortly prior to the launch of the iShares initiative). The Directors also indicated, in response to a question from the Adviser, that they would welcome at a future time a proposal that an officer of the Adviser become a Director of the Fund.

At the January 28, 2000 meeting, the Board also approved, upon the recommendations of the Adviser, the termination of FDI as distributor for the Fund and the appointment of SEI as distributor, which became effective on March 27, 2000. The distribution agreement between the Fund and SEI is substantially identical to the Fund's former agreement with FDI. In addition, the Board approved the removal of the previous limitation on annual distribution fees paid by a WEBS Index Series under the Fund's Rule 12b-1 Distribution Plan (up to .20% of the average daily net assets of the WEBS Index Series) effective at the time that SEI became the Fund's distributor, with the effect that each WEBS Index Series may pay annual distribution fees of up to .25% of the average daily net assets of the WEBS Index Series under the Rule 12b-1 Distribution Plan (the maximum permitted by the Rule 12b-1 Distribution Plan). The Directors also approved, upon the recommendation of the Adviser, a Marketing and Consulting Agreement with FDID (the "Marketing Agreement"). The Marketing Agreement provides that FDID will provide certain marketing and consulting services in connection with the distribution of the Fund's shares for a period of three years after the date that SEI became the Fund's distributor, in return for a fee of .035% of the average daily net assets of the Fund's 17 initial WEBS Index Series. Such fee is to be paid pursuant to the Fund's Rule 12b-1 Distribution Plan and contains the provisions required by Rule 12b-1, including a provision that it may be terminated without penalty by the Fund at any time. The Adviser informed the Board that it had agreed to make payments aggregating $500,000 to FDI in return for certain assets and services and in connection with the transition of the distribution function for the Fund from FDI to SEI. The Adviser noted that FDI appreciated that the Board was taking action in order for the Fund to participate in the iShares initiative and looked forward to assisting in the Fund's future growth through the services to be provided pursuant to the Marketing Agreement. The Adviser also noted that FDI would be actively involved in ensuring a successful transition of the distribution function to SEI.

THE CURRENT ADVISORY AGREEMENT

Under the Current Advisory Agreement, the Adviser, subject to the supervision of the Fund's Board of Directors and in conformity with the stated investment policies of each WEBS Index Series, manages the investment of each WEBS Index Series' assets. The Adviser is responsible for providing continuous supervision of the investment portfolio of each WEBS Index Series. For its investment management services to each WEBS Index Series that has commenced operations, the Adviser is currently paid management fees equal to each WEBS Index Series' allocable portion of: .27% per annum of the aggregate net assets of the existing Series of the Fund plus the EMU WEBS Index Series and USA WEBS Index Series, neither of which has commenced operations (collectively, the "Developed Country Series"), less than or equal to $1.7 billion, plus .15% per annum of the aggregate net assets of the Developed Country Series between $1.7 billion and $7 billion, plus .12% per annum of the aggregate net assets of the Developed Country Series between $7 billion and $10 billion, plus .08% per annum of the aggregate net assets of the Developed Country Series in excess of $10 billion. The management fees are accrued daily and paid by the Fund as soon as practical after the last day of each calendar quarter. The Adviser may from time to time reimburse one or more WEBS Index Series for certain expenses. The Fund is responsible for all of its expenses other than those specifically assumed by the Adviser.

Pursuant to the Current Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its shareholders with respect to matters covered by the Current Advisory Agreement, and the Fund will indemnify the Adviser, its directors, officers, employees and control persons for certain liabilities, including all losses, claims, damages or liabilities arising under the federal securities laws or other federal or state laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties or the reckless disregard of the Adviser's obligations and duties. This indemnification would be removed under the Proposed Advisory Agreement.

The Current Advisory Agreement, with respect to all WEBS Index Series, is subject to annual approval by (1) the Fund's Board of Directors or (2) vote of a majority of the outstanding voting securities as defined in the Investment Company Act of 1940 (the "1940 Act") of the Fund, provided that in either event the continuance also is approved by a majority of the Fund's Board of Directors who are not interested persons (as defined in the 1940 Act) of the Fund by vote cast in person at a meeting called for the purpose of voting on such approval. The Current Advisory Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board of Directors or by vote of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. The Current Advisory Agreement is also terminable upon 60 days' notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Current Advisory Agreement provides that the Adviser may enter into subadvisory agreements with additional investment advisers to act as subadvisers with respect to any particular WEBS Index Series. The Adviser will pay subadvisers, if any, out of the fees received by the Adviser. No such subadvisory arrangements exist or are contemplated at this time.

The Current Advisory Agreement was approved in respect of each of the 17 initial WEBS Index Series of the Fund by its initial shareholder on March 6, 1996. The sole shareholder of each WEBS Index Series that has not yet commenced operations (i.e. the Brazil (Free), EMU, Greece, Indonesia, Korea, Portugal, South Africa, Thailand, Taiwan, Turkey and USA WEBS Index Series) will approve the Proposed Advisory Agreement as it applies to each such WEBS Index Series prior to the commencement of operations of any such series. At its January 28, 2000 meeting, the Board of Directors approved the Current Advisory Agreement for each WEBS Index Series through March 2001, subject to its replacement with the Proposed Advisory Agreement upon its approval by shareholders.

For the fiscal year ended August 31, 1999, the Fund paid fees to the Adviser for its advisory service as follows: Australia WEBS Index Series $135,613; Austria WEBS Index Series $27,123; Belgium WEBS Index Series $44,906; Canada WEBS Index Series $33,205; France WEBS Index Series $137,387; Germany WEBS Index Series $219,901; Hong Kong WEBS Index Series $197,467; Italy WEBS Index Series $186,292; Japan WEBS Index Series $1,096,060; Malaysia (Free) WEBS Index Series $176,782; Mexico (Free) WEBS Index Series $39,012; Netherlands WEBS Index Series $68,016; Singapore (Free) WEBS Index Series $255,259; Spain WEBS Index

Series $92,868; Sweden WEBS Index Series $43,348; Switzerland WEBS Index Series $93,758; and United Kingdom WEBS Index Series $245,947.

THE PROPOSED ADVISORY AGREEMENT

The Proposed Advisory Agreement amends the Current Advisory Agreement in several respects. It provides that the Fund will continue to be responsible for its expenses, but that the Adviser will receive from the Fund the difference between the Fund's expenses (except for: expenses incurred in connection with the execution of portfolio transactions; expenses incurred in connection with the Fund's Rule 12b-1 Distribution Plan; litigation expenses; taxes; any cost or expense that a majority of the Directors of the Fund who are not "interested persons" (as defined in the 1940 Act) deems to be an extraordinary expense; and the advisory fee itself) and .59% per annum of the aggregate net assets of the Developed Country Series less than or equal to $7.0 billion, plus .54% per annum of the aggregate net assets of the Developed Country Series between $7.0 billion and $11.0 billion, plus .49% per annum of the aggregate net assets of the Developed Country Series in excess of $11.0 billion. The Adviser would be responsible for any expenses of the Fund (other than the exceptions listed above) that would cause the Fund's expenses to exceed such levels. The effect of the proposed amendments, at current asset levels and assuming no litigation expenses, taxes or extraordinary expenses, would be an expense ratio of .84% for each of the Fund's 17 initial WEBS Index Series (that is, .59% as contemplated by the Proposed Advisory Agreement plus .25% under the Fund's Rule 12b-1 Distribution Plan). The Proposed Advisory Agreement would remove the indemnities provided to the Adviser under the Current Advisory Agreement and require the Adviser to be responsible for the general management of the Fund's affairs. It is contemplated that the names of the Fund and each of its WEBS Index Series will be changed to use the term "iShares" shortly before the time the new iShares funds are introduced, which is expected to occur in April 2000. The Proposed Advisory Agreement provides that the Fund will, at the request of the Adviser, change its name and those of its series to delete any reference to "iShares" in the event the Adviser or one of its affiliates is no longer the Fund's investment adviser.

REASONS FOR THE BOARD OF DIRECTORS' RECOMMENDATION

As noted above under "Background to the Proposal", the Fund's Board of Directors considered the iShares Proposal during four in-person meetings and three conference calls. Each meeting included separate meetings of the four Directors who are not "interested persons" of the Fund and consultation by such Directors with counsel. After carefully considering the information presented to them, the Board determined that the iShares Proposal was in the best interests of the Fund and each of its WEBS Index Series, and voted to approve and recommend the Proposed Advisory Agreement to the Fund's shareholders.

In its presentation to the Board, the Adviser stated that, based on extensive market research, it believed that the Fund's WEBS Index Series would benefit from (i) lower costs of some of the WEBS Index Series resulting from the proposed fee arrangements which, based on current asset levels, would generally fix the expense ratios of each of the Fund's WEBS Index Series at .84% of average daily net assets and (ii) increased promotion from their inclusion in the iShares Family. The Adviser stated that the benefits of lower costs of some of the WEBS Index Series and increased promotion should increase the rate of asset growth, which in turn would result in increased liquidity of the Fund's shares. The Adviser noted that its proposed fee schedule included breakpoints so that the WEBS Index Series would generally benefit from decreases in their expense ratios when assets of the Developed Country Series reached the $7 billion and $11 billion levels. The Adviser reviewed with the Board its detailed plans for the introduction of iShares, including its plans to expend substantial resources (including substantial amounts of its own resources) on promotion of the iShares brand. The Adviser stated that the 44 iShares funds that were expected to be introduced in 2000 related primarily to domestic indices, and that the Adviser proposed that the Fund's WEBS Index Series provide most of the non-U.S. country-based component of the iShares Family.

The Directors were persuaded that the proposed advisory fee arrangements, together with the Fund's participation in the iShares initiative, likely would result in an increase in the rate of growth of the assets of the Fund's WEBS Index Series, and that such growth would be beneficial to the Fund's WEBS Index Series and their shareholders. The

Directors concurred with the Adviser's view that increased liquidity should be a result of increased assets, and that this would be a benefit to the shareholders of the Fund's WEBS Index Series. The Directors also considered the competitive landscape, including the expected introduction of new competing funds, and concluded that the Fund's long-term prospects for growth and success would be improved if it became part of the iShares Family. In considering the proposed changes to the advisory fee, the Directors considered all matters that they deemed relevant, including comparative fee and expense ratio data and the nature and quality of the services provided by the Adviser since the Fund's inception, including the performance of each WEBS Index Series compared to its benchmark index. The Directors reviewed the profitability of the current fee arrangements to the Adviser in 1999 and the Adviser's policies and practices regarding the allocation of brokerage (including the fact that the Adviser does not enter into "soft dollar" arrangements or recommend directed brokerage arrangements for its investment company clients). The Directors also considered the impact of the proposed fee arrangements on the Fund's WEBS Index Series at various net asset levels.

In considering the proposed fee arrangements, the Directors noted that in the Fund's fiscal year ended August 31, 1999, the expense ratios of the Fund's 17 initial WEBS Index Series had ranged from a high of 1.43% for the Malaysia
(Free) WEBS Index Series (which had incurred significant expenses as a result of the imposition by the Malaysian government of capital controls on September 1,
1998) to a low of .94% for the Japan WEBS Index Series, which is by far the largest of the 17 WEBS Index Series. The Adviser noted, and the Directors recognized, that had the Proposed Advisory Agreement been in effect in fiscal 1999, the expense ratios of each WEBS Index Series would have been .84%, which would have been a significant benefit to shareholders. The Directors also noted that the breakpoints in the Current Advisory Agreement and the contract with the administrator, and the fact that a portion of the Fund's expenses are relatively fixed and do not vary with increased assets, resulted in significant expense ratio reductions as the Fund's net assets increase, and that depending on the level of the assets of the Developed Country Series, the fee schedule in the Proposed Advisory Agreement could result in higher fees to the Adviser, and a higher expense ratio in respect of certain or all of the Fund's WEBS Index Series, than those payable under the fee schedule in the Current Advisory Agreement. The Directors recognized that under the Proposed Advisory Agreement, the benefits of: breakpoints in the Fund's contract with the administrator, the amortization of the Fund's deferred organization expenses (which will be completed in March 2001), and the spreading of relatively fixed expenses of the Fund over larger amounts of net assets of the Fund would accrue to the Adviser and not to the Fund. They also noted that, based on current asset levels, the effect of the proposed fee change varied significantly from WEBS Index Series to WEBS Index Series.

The Directors considered the Proposed Advisory Agreement and the iShares Proposal from the point of view of each separate WEBS Index Series during the course of their deliberations. They also noted the expanded duties of the Adviser under the Proposed Advisory Agreement, the breakpoints in the fee schedule in the Proposed Advisory Agreement, the expected impact of the Proposed Advisory Agreement on fees paid to the Adviser at current and certain possible future asset levels, and that the Adviser had been incurring costs in support of proposed new WEBS Index Series. The Directors also considered the Proposed Advisory Agreement in the context of the entire iShares Proposal. The Directors determined that the Proposed Advisory Agreement should continue for a one year period from the date of its approval by shareholders (rather than the two year period permitted by the 1940 Act) and alerted the Adviser that they would closely review, among other things, the profitability of the Adviser's relationship with the Fund in connection with the proposed continuance thereof in 2001.

After careful consideration of the information presented to them and all factors that they deemed relevant and extensive discussion, the disinterested Directors and the entire Board unanimously approved the Proposed Advisory Agreement and recommended it to shareholders for their approval.

INFORMATION CONCERNING THE EFFECT OF THE PROPOSED ADVISORY AGREEMENT

The following tables compare the compensation paid to the Adviser by each WEBS Index Series under the Current Advisory Agreement in the Fund's fiscal year ended August 31, 1999 and the compensation that the WEBS Index Series would have paid in fiscal 1999 had the Proposed Advisory Agreement and the fee reductions by the administrator and custodian been in effect throughout such period. The tables also show the impact on total expenses of Rule 12b-1 fees. As noted above, the Board of Directors has approved payment by the WEBS Index

Series at the maximum rate of .25% under the Fund's Rule 12b-1 Plan of Distribution effective March 27, 2000. In fiscal 1999 the Rule 12b-1 fee rate paid was .20%. All percentages in the tables are percentages of average daily net assets.

                                                                                                        FEES AND
                                                                                                      EXPENSES FOR
                                                                                                       FISCAL 1999
                                                                                  ACTUAL FEES AND         UNDER
                                                                                   EXPENSES FOR       PROPOSED FEE
AUSTRALIA WEBS INDEX SERIES                                                         FISCAL 1999        STRUCTURE*
----------------------------------------------------------------------------------------------------------------------
Advisory Fee...................................................................        0.27%              0.15%
Distribution (12b-1) Fees......................................................        0.20%              0.25%
Other expenses.................................................................        0.53%              0.44%
                                                                                       -----              -----
Total expenses.................................................................        1.00%              0.84%

Net fee received (reimbursement paid) by the Adviser...........................      $135,613            $78,488
Decrease in fee payable to the Adviser under Proposed Advisory Agreement.......                (42.12%)


                                                                                                        FEES AND
                                                                                                      EXPENSES FOR
                                                                                  ACTUAL FEES AND      FISCAL 1999
                                                                                   EXPENSES FOR      UNDER PROPOSED
AUSTRIA WEBS INDEX SERIES                                                           FISCAL 1999      FEE STRUCTURE*
----------------------------------------------------------------------------------------------------------------------
Advisory Fee...................................................................        0.27%              0.00%
Distribution (12b-1) Fees......................................................        0.20%              0.25%
Other expenses.................................................................        0.84%              0.74%
Expense reimbursement by the Adviser...........................................         N/A              (0.15%)
                                                                                       -----             -------
Total expenses.................................................................        1.31%              0.84%

Net fee received (reimbursement paid) by the Adviser...........................       $27,123           $(15,684)
Decrease in fee payable to the Adviser under Proposed Advisory Agreement.......               (157.83%)


                                                                                                        FEES AND
                                                                                                      EXPENSES FOR
                                                                                  ACTUAL FEES AND      FISCAL 1999
                                                                                   EXPENSES FOR      UNDER PROPOSED
BELGIUM WEBS INDEX SERIES                                                           FISCAL 1999      FEE STRUCTURE*
----------------------------------------------------------------------------------------------------------------------
Advisory Fee...................................................................        0.27%              0.00%
Distribution (12b-1) Fees......................................................        0.20%              0.25%
Other expenses.................................................................        0.77%              0.66%
Expense reimbursement by the Adviser...........................................         N/A              (0.07%)
                                                                                       -----             -------
Total expenses (other than 12b-1 fee)..........................................        1.24%              0.84%

Net fee received (reimbursement paid) by the Adviser...........................       $44,906           $(10,810)
Decrease in fee payable to the Adviser under Proposed Advisory Agreement.......               (124.07%)


                                                                                                        FEES AND
                                                                                                      EXPENSES FOR
                                                                                  ACTUAL FEES AND      FISCAL 1999
                                                                                   EXPENSES FOR      UNDER PROPOSED
CANADA WEBS INDEX SERIES                                                            FISCAL 1999      FEE STRUCTURE*
----------------------------------------------------------------------------------------------------------------------
Advisory Fee...................................................................        0.27%              0.00%
Distribution (12b-1) Fees......................................................        0.20%              0.25%
Other expenses.................................................................        0.76%              0.66%
Expense reimbursement by the Adviser...........................................         N/A              (0.07%)
                                                                                       ----              -------
Total expenses.................................................................        1.23%              0.84%

Net fee received (reimbursement paid) by the Adviser...........................       $33,205           $(8,042)
Decrease in fee payable to the Adviser under Proposed Advisory Agreement.......               (124.22%)


                                                                                                        FEES AND
                                                                                                      EXPENSES FOR
                                                                                  ACTUAL FEES AND      FISCAL 1999
                                                                                   EXPENSES FOR      UNDER PROPOSED
FRANCE WEBS INDEX SERIES                                                            FISCAL 1999      FEE STRUCTURE*
----------------------------------------------------------------------------------------------------------------------
Advisory Fee...................................................................        0.27%              0.11%
Distribution (12b-1) Fees......................................................        0.20%              0.25%
Other expenses.................................................................        0.59%              0.48%
                                                                                       -----              -----
Total expenses.................................................................        1.06%              0.84%

Net fee received (reimbursement paid) by the Adviser...........................      $137,387            $53,888
Decrease in fee payable to the Adviser under Proposed Advisory Agreement.......                (60.78%)


                                                                                                        FEES AND
                                                                                                      EXPENSES FOR
                                                                                  ACTUAL FEES AND      FISCAL 1999
                                                                                   EXPENSES FOR      UNDER PROPOSED
GERMANY WEBS INDEX SERIES                                                           FISCAL 1999      FEE STRUCTURE*
----------------------------------------------------------------------------------------------------------------------
Advisory Fee...................................................................        0.27%              0.17%
Distribution (12b-1) Fees......................................................        0.20%              0.25%
Other expenses.................................................................        0.53%              0.42%
Expense reimbursement by the Adviser...........................................         N/A               0.00%
                                                                                       ----               -----
Total expenses.................................................................        1.00%              0.84%

Net fee received (reimbursement paid) by the Adviser...........................      $219,901           $137,803
Decrease in fee payable to the Adviser under Proposed Advisory Agreement.......                (37.33%)


                                                                                                        FEES AND
                                                                                                      EXPENSES FOR
                                                                                  ACTUAL FEES AND      FISCAL 1999
                                                                                   EXPENSES FOR      UNDER PROPOSED
HONG KONG WEBS INDEX SERIES                                                         FISCAL 1999      FEE STRUCTURE*
----------------------------------------------------------------------------------------------------------------------
Advisory Fee...................................................................        0.27%              0.18%
Distribution (12b-1) Fees......................................................        0.20%              0.25%
Other expenses.................................................................        0.54%              0.41%
Expense reimbursement by the Adviser...........................................         N/A               0.00%
                                                                                       -----              -----
Total expenses.................................................................        1.01%              0.84%

Net fee received (reimbursement paid) by the Adviser...........................      $197,467           $132,032
Decrease in fee payable to the Adviser under Proposed Advisory Agreement.......                (33.14%)



                                                                                                        FEES AND
                                                                                                      EXPENSES FOR
                                                                                  ACTUAL FEES AND      FISCAL 1999
                                                                                   EXPENSES FOR      UNDER PROPOSED
ITALY WEBS INDEX SERIES                                                             FISCAL 1999      FEE STRUCTURE*
----------------------------------------------------------------------------------------------------------------------
Advisory Fee...................................................................        0.27%              0.13%
Distribution (12b-1) Fees......................................................        0.20%              0.25%
Other expenses.................................................................        0.56%              0.46%
Expense reimbursement by the Adviser...........................................         N/A               0.00%
                                                                                       -----              -----
Total expenses.................................................................        1.03%              0.84%

Net fee received (reimbursement paid) by the Adviser...........................      $186,292            $91,932
Decrease in fee payable to the Adviser under Proposed Advisory Agreement.......                (50.65%)

                                                                                                        FEES AND
                                                                                                      EXPENSES FOR
                                                                                  ACTUAL FEES AND      FISCAL 1999
                                                                                   EXPENSES FOR      UNDER PROPOSED
JAPAN WEBS INDEX SERIES                                                             FISCAL 1999      FEE STRUCTURE*
-----------------------------------------------------------------------------------------------------------------------
Advisory Fee...................................................................        0.27%              0.22%
Distribution (12b-1) Fees......................................................        0.20%              0.25%
Other expenses.................................................................        0.47%              0.37%
Expense reimbursement by the Adviser...........................................         N/A               0.00%
                                                                                       -----              -----
Total expenses.................................................................        0.94%              0.84%

Net fee received (reimbursement paid) by the Adviser...........................     $1,096,060          $882,351
Decrease in fee payable to the Adviser under Proposed Advisory Agreement.......                (19.50%)


                                                                                                        FEES AND
                                                                                                      EXPENSES FOR
                                                                                  ACTUAL FEES AND      FISCAL 1999
                                                                                   EXPENSES FOR      UNDER PROPOSED
MALAYSIA (FREE) WEBS INDEX SERIES                                                   FISCAL 1999      FEE STRUCTURE*
----------------------------------------------------------------------------------------------------------------------
Advisory Fee...................................................................        0.27%              0.00%
Distribution (12b-1) Fees......................................................        0.20%              0.25%
Other expenses.................................................................        0.96%              0.86%
Expense reimbursement by the Adviser...........................................         N/A              (0.27%)
                                                                                       -----             -------
Total expenses.................................................................        1.43%              0.84%

Net fee received (reimbursement paid) by the Adviser...........................      $176,782          $(166,033)
Decrease in fee payable to the Adviser under Proposed Advisory Agreement.......               (193.92%)


                                                                                                        FEES AND
                                                                                                      EXPENSES FOR
                                                                                  ACTUAL FEES AND      FISCAL 1999
                                                                                   EXPENSES FOR      UNDER PROPOSED
MEXICO (FREE) WEBS INDEX SERIES                                                     FISCAL 1999      FEE STRUCTURE*
----------------------------------------------------------------------------------------------------------------------
Advisory Fee...................................................................        0.27%              0.00%
Distribution (12b-1) Fees......................................................        0.20%              0.25%
Other expenses.................................................................        0.79%              0.72%
Expense reimbursement by the Adviser...........................................         N/A              (0.13%)
                                                                                       -----             -------
Total expenses.................................................................        1.26%              0.84%

Net fee received (reimbursement paid) by the Adviser...........................       $39,012           $(15,133)
Decrease in fee payable to the Adviser under Proposed Advisory Agreement.......               (138.79%)


                                                                                                        FEES AND
                                                                                                      EXPENSES FOR
                                                                                  ACTUAL FEES AND      FISCAL 1999
                                                                                   EXPENSES FOR      UNDER PROPOSED
NETHERLANDS WEBS INDEX SERIES                                                       FISCAL 1999      FEE STRUCTURE*
----------------------------------------------------------------------------------------------------------------------
Advisory Fee...................................................................        0.27%              0.11%
Distribution (12b-1) Fees......................................................        0.20%              0.25%
Other expenses.................................................................        0.60%              0.48%
Expense reimbursement by the Adviser...........................................         N/A               0.00%
                                                                                       -----               -----
Total expenses.................................................................        1.07%              0.84%

Net fee received (reimbursement paid) by the Adviser...........................       $68,016            $27,399
Decrease in fee payable to the Adviser under Proposed Advisory Agreement.......                (59.72%)

                                                                                                        FEES AND
                                                                                                      EXPENSES FOR
                                                                                  ACTUAL FEES AND      FISCAL 1999
                                                                                   EXPENSES FOR      UNDER PROPOSED
SINGAPORE (FREE) WEBS INDEX SERIES                                                  FISCAL 1999      FEE STRUCTURE*
----------------------------------------------------------------------------------------------------------------------
Advisory Fee...................................................................        0.27%              0.20%
Distribution (12b-1) Fees......................................................        0.20%              0.25%
Other expenses.................................................................        0.50%              0.39%
                                                                                       -----              -----
Total expenses.................................................................        0.97%              0.84%

Net fee received (reimbursement paid) by the Adviser...........................      $255,259           $190,401
Decrease in fee payable to the Adviser under Proposed Advisory Agreement.......                (25.41%)

                                                                                                        FEES AND
                                                                                                      EXPENSES FOR
                                                                                  ACTUAL FEES AND      FISCAL 1999
                                                                                   EXPENSES FOR      UNDER PROPOSED
SPAIN WEBS INDEX SERIES                                                             FISCAL 1999      FEE STRUCTURE*
----------------------------------------------------------------------------------------------------------------------
Advisory Fee...................................................................        0.27%              0.13%
Distribution (12b-1) Fees......................................................        0.20%              0.25%
Other expenses.................................................................        0.57%              0.46%
                                                                                       -----              -----
Total expenses.................................................................        1.04%              0.84%

Net fee received (reimbursement paid) by the Adviser...........................       $92,868            $41,661
Decrease in fee payable to the Adviser under Proposed Advisory Agreement.......                (55.14%)


                                                                                                        FEES AND
                                                                                                      EXPENSES FOR
                                                                                  ACTUAL FEES AND      FISCAL 1999
                                                                                   EXPENSES FOR      UNDER PROPOSED
SWEDEN WEBS INDEX SERIES                                                            FISCAL 1999      FEE STRUCTURE*
----------------------------------------------------------------------------------------------------------------------
Advisory Fee...................................................................        0.27%              0.04%
Distribution (12b-1) Fees......................................................        0.20%              0.25%
Other expenses.................................................................        0.66%              0.55%
                                                                                       -----              -----
Total expenses.................................................................        1.13%              0.84%

Net fee received (reimbursement paid) by the Adviser...........................       $43,348            $6,049
Decrease in fee payable to the Adviser under Proposed Advisory Agreement.......                (86.05%)


                                                                                                        FEES AND
                                                                                                      EXPENSES FOR
                                                                                  ACTUAL FEES AND      FISCAL 1999
                                                                                   EXPENSES FOR      UNDER PROPOSED
SWITZERLAND WEBS INDEX SERIES                                                       FISCAL 1999      FEE STRUCTURE*
----------------------------------------------------------------------------------------------------------------------
Advisory Fee...................................................................        0.27%              0.08%
Distribution (12b-1) Fees......................................................        0.20%              0.25%
Other expenses.................................................................        0.62%              0.51%
                                                                                       -----              -----
Total expenses.................................................................        1.09%              0.84%

Net fee received (reimbursement paid) by the Adviser...........................       $93,758            $26,518
Decrease in fee payable to the Adviser under Proposed Advisory Agreement.......                (71.72%)


                                                                                                        FEES AND
                                                                                                      EXPENSES FOR
                                                                                  ACTUAL FEES AND      FISCAL 1999
                                                                                   EXPENSES FOR      UNDER PROPOSED
UNITED KINGDOM WEBS INDEX SERIES                                                    FISCAL 1999      FEE STRUCTURE*
----------------------------------------------------------------------------------------------------------------------
Advisory Fee...................................................................        0.27%              0.20%
Distribution (12b-1) Fees......................................................        0.20%              0.25%
Other expenses.................................................................        0.50%              0.39%
                                                                                       -----              -----
Total expenses.................................................................        0.97%              0.84%

Net fee received (reimbursement paid) by the Adviser...........................      $245,947           $189,523
Decrease in fee payable to the Adviser under Proposed Advisory Agreement.......                (22.94%)


-------------------------------

* "Other expenses" reflect the fee reductions agreed to by the Fund's administrator and its custodian in connection with the iShares Proposal. The Advisory Fee shown is the fee rate that each WEBS Index Series would have paid to the Adviser in fiscal 1999 had the Proposed Advisory Agreement and such fee reductions been in effect throughout such fiscal year. The 12b-1 fee rate is the rate that became effective when SEI became the Fund's distributor.

As noted above, the impact of the Proposed Advisory Agreement on a WEBS Index Series' expense ratio would vary significantly depending on the level of such Series' average daily net assets and on the average daily net assets of the Developed Country Series. During the six months ended February 29, 2000, the average daily net assets of many WEBS Index Series, and of the Developed Country Series, were materially higher than in fiscal 1999. Had the Proposed Advisory Agreement and the new fee schedules for the administrator and custodian been in effect during such six month period, the percentage reduction in the Adviser's fees from many of the WEBS Index Series would have been lower than those disclosed in the above table. In addition, the Japan WEBS Index Series would have paid the Adviser $6,566 more than it paid under the Current Advisory Agreement, an increase of .60%. The fee reduction to the Adviser for the other WEBS Index Series would have varied from a 19.67% decrease (Singapore (Free) WEBS Index Series) to a 180.1% decrease (Canada WEBS Index Series). At significantly higher levels of average daily net assets, each WEBS Index Series would pay higher fees to the Adviser, and have a higher expense ratio under the Proposed Advisory Agreement, than it would under the Current Advisory Agreement.

AFFILIATED BROKERAGE

For the fiscal year ended August 31, 1999, the Fund paid $704,320 in aggregate brokerage commissions. During that fiscal year, certain portfolio transactions were executed through Morgan Stanley & Co. Incorporated ("MS&Co."), an affiliated broker of the Fund due to the Fund Secretary's position as a Managing Director of MS&Co. As a percentage of aggregate brokerage commissions paid during the fiscal year, MS&Co. received 5.72% of the aggregate dollar amount ($40,300).

ADDITIONAL INFORMATION ABOUT THE ADVISER

The Adviser is a California corporation and a wholly owned subsidiary of Barclays Global Investors, N.A. located at 45 Fremont Street, San Francisco, California, 94105, which in turn is wholly owned indirectly by Barclays Bank PLC located at 54 Lombard Street, London, EC3P3AH, United Kingdom. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. As of December 31, 1999, the Adviser and its affiliates managed assets aggregating in excess of $780 billion. The directors and principal executive officers and their positions with the Adviser are set forth below:

      NAME                PRINCIPAL OCCUPATION
      --------------------------------------------------------------------------
      Garrett Bouton      Chairman, Director and Chief Executive Officer
      Patricia C. Dunn    Managing Director

      NAME                     PRINCIPAL OCCUPATION
      --------------------------------------------------------------------------
      Lawrence G. Tint         Managing Director
      Geoffrey Fletcher        Chief Financial Officer
      Andrea M. Zulberti       Chief Administrative Officer
      Joanne T. Medero         Secretary
      Theda R. Haber           Assistant Secretary
      Terri L. Slane           Assistant Secretary

The Adviser also acts as investment adviser or sub-adviser for a number of investment companies and portfolios, including three international equity index funds. Information concerning the three international equity index funds, each of which is either advised or sub-advised by the Adviser, is set forth below:

                             ADVISER'S ROLE
                             IN MANAGEMENT
                              OF FUND AND    NET ASSETS AS
FUND AND PORTFOLIO NAMES       PORTFOLIOS     OF 2/29/2000  CONTRACTUAL ADVISORY/SUB-ADVISORY FEE ARRANGEMENT
--------------------------------------------------------------------------------------------------------------------
MIP                             Adviser       $70,674,027   0.15% of net assets of first $1 billion; plus 0.10% of
International Index Fund                                    net assets thereafter

E*Trade                       Sub-Adviser     $10,470,093   0.20% of net assets of first $200 million; plus 0.15%
Global Titans Index Fund                                    of net assets between $200 million and $500 million;
                                                            plus 0.12% thereafter ($40,000 per year minimum)

State Farm                    Sub-Adviser     $155,573,505  0.35% of net assets of first $50 million; plus 0.30%
International Equity Index                                  of net assets of next $50 million; plus 0.20% of net
                                                            assets thereafter; minus $3,750 and the fund's custody
                                                            fees

REQUIRED VOTE

The approval of Proposal 1 in respect of a WEBS Index Series requires the affirmative vote of a majority of the shares of the WEBS Index Series, as defined in the 1940 Act, outstanding and entitled to vote at the Meeting. Under the 1940 Act, this means (i) 67% or more of the voting securities of the WEBS Index Series present at the Meeting, in person or by proxy, or (ii) more than 50% of the outstanding voting securities of the WEBS Index Series (a "1940 Act Majority"). In the event that Proposal 1 does not receive the required vote from the shareholders of any WEBS Index Series, the Current Advisory Agreement will continue in effect with respect to such WEBS Index Series, and the Board of Directors will consider other actions that may be taken, including such proposals as may be recommended by the Adviser.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED AMENDMENTS TO THE ADVISORY AGREEMENT

PROPOSALS TO CHANGE EACH OF THE CANADA, JAPAN AND UNITED KINGDOM WEBS INDEX SERIES FROM DIVERSIFIED TO NON-DIVERSIFIED

The Canada WEBS Index Series, Japan WEBS Index Series and United Kingdom WEBS Index Series are diversified open-end investment companies for the purposes of the 1940 Act. Under the 1940 Act, a "diversified company" must meet the following requirements: at least 75% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such company and to not more than 10% of the outstanding voting securities of such issuer. At the Meeting, shareholders of the Canada WEBS Index Series, Japan WEBS Index Series and United Kingdom WEBS Index Series will be asked to approve a proposal to change each of these WEBS Index Series from a diversified company to a non-diversified company. A non-diversified company is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

The investment return of a non-diversified fund typically is dependent upon the performance of a smaller number of securities than is the investment return of a diversified fund of comparable size. A non-diversified fund typically provides less stable investment returns than a diversified fund. Change to non-diversified status would provide greater discretion to the Adviser to enter into more concentrated positions with respect to individual investments. Each WEBS Index Series of the Fund, regardless of whether classified as diversified or non-diversified, intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), in order to relieve it of any liability for Federal income tax to the extent that its earnings are distributed to shareholders. The Code test applies at the end of each fiscal quarter, and generally requires that at least 50% of the value of each WEBS Index Series' total assets be represented by the types of assets which satisfy the 75% asset diversification requirement imposed by the 1940 Act. In addition, no more than 25% of the value of the investment company's assets may be invested in the securities of any one issuer. As discussed below, the Canada and United Kingdom WEBS Index Series would not be diversified companies as defined in the 1940 Act if they fully replicated the Morgan Stanley Capital International ("MSCI") Canada and United Kingdom Indices, respectively, and the Adviser believes that the MSCI Japan Index may become non-diversified for purposes of the 1940 Act in the near term. Under the 1940 Act, if a fund that is classified as "non-diversified" for purposes of the 1940 Act is in fact diversified for such purposes for a two year period, it will revert to "diversified" status automatically.

PROPOSAL 2: APPROVAL OF CHANGE OF CANADA WEBS INDEX SERIES FROM DIVERSIFIED TO NON-DIVERSIFIED

(Applies Only to Holders of Shares of the Canada WEBS Index Series)

The Board of Directors has approved the Canada WEBS Index Series' proposed change to a non-diversified company in light of recent and anticipated changes in the Canadian securities markets and in the MSCI Canada Index, which is the Canada WEBS Index Series' benchmark. As a result of developments in the Canadian securities markets since the inception of the Canada WEBS Index Series, particularly the appreciation of two stocks, Nortel Networks Ltd. and BCE Inc., the aggregate index weighting of the companies in the MSCI Canada Index with a weighting of greater than 5% has increased to 57.07% (as of March 9, 2000) from 17.25% (as of March 7, 1996). Thus, if the Canada WEBS Index Series' portfolio replicated the MSCI Canada Index, it would not be "diversified" for 1940 Act purposes.

While the Canada WEBS Index Series uses a portfolio sampling technique and does not normally invest in all of the securities in the MSCI Canada Index, it typically holds a representative subset of those securities, including significant positions in securities that have index weightings of more than 5%. As a result of the recent changes in the Canadian securities markets and the MSCI Canada Index, the requirement that the Canada WEBS Index Series operate as a diversified company has made it more difficult for the Canada WEBS Index Series to track closely the performance of its benchmark index, which has become non-diversified. The proposed change to a non-diversified company will increase the Canada WEBS Index Series' investment flexibility and is expected to improve its ability to track the MSCI Canada Index.

REQUIRED VOTE

The approval of Proposal 2 requires the affirmative vote of a 1940 Act Majority of the Canada WEBS Index Series. In the event that Proposal 2 does not receive the affirmative vote of a 1940 Act Majority of the Canada WEBS Index Series, the Board of Directors will consider other actions that may be taken, including such proposals as may be recommended by the Adviser.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE CANADA WEBS INDEX SERIES VOTE "FOR" THE CHANGE IN THE CANADA WEBS INDEX SERIES FROM DIVERSIFIED TO NON-DIVERSIFIED.

PROPOSAL 3: APPROVAL OF CHANGE OF JAPAN WEBS INDEX SERIES FROM DIVERSIFIED TO NON-DIVERSIFIED

(Applies Only to Holders of Shares of the Japan WEBS Index Series)

The Board of Directors has approved the Japan WEBS Index Series' proposed change to a non-diversified company in light of recent and potential changes in the Japanese securities markets and in the MSCI Japan Index, which is the Japan WEBS Index Series' benchmark. As a result of developments in the Japanese securities markets since the inception of the Japan WEBS Index Series, the number of companies in the MSCI Japan Index with a weighting of greater than 5% is now two, having an aggregate index weighting of 13.03% (as of March 9, 2000) from none (as of March 7, 1996).

While the Japan WEBS Index Series uses a portfolio sampling technique and does not normally invest in all of the securities in the MSCI Japan Index, it typically holds a representative subset of those securities, including significant positions in securities that have index weightings of more than 5%. The proposed change to a non-diversified company will increase the Japan WEBS Index Series' investment flexibility and is expected to improve its ability to track the MSCI Japan Index should that index become non-diversified. While the MSCI Japan Index is currently "diversified" for 1940 Act purposes, the Adviser believes that it could become non-diversified in the near term as a result of pending and future possible mergers of Japanese companies and recent trends. The Adviser proposed, and the Directors have approved and recommended to shareholders, a change of the Japan WEBS Index Series' subclassification to "non-diversified" in light of such possible changes to the MSCI Japan Index. The Adviser and the Directors believe that it is appropriate for shareholders to vote on this matter at the upcoming Special Meeting of Shareholders to avoid the possible expense and distraction of holding another Special Meeting of Shareholders of the Japan WEBS Index Series in the near term. The Adviser does not expect to cause the Japan WEBS Index Series to invest in a non-diversified portfolio if the MSCI Japan Index does not become non-diversified. As noted above, the Japan WEBS Index Series will revert to "diversified" status two years after the proposed change if it continues to be operated as a diversified company throughout such two-year period.

REQUIRED VOTE

The approval of Proposal 3 requires the affirmative vote of the holders of a 1940 Act Majority of the Japan WEBS Index Series. In the event that Proposal 3 does not receive the affirmative vote of a 1940 Act Majority of the Japan WEBS Index Series, the Board of Directors will consider other actions that may be taken, including such proposals as may be recommended by the Adviser.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE JAPAN WEBS INDEX SERIES VOTE "FOR" THE CHANGE IN THE JAPAN WEBS INDEX SERIES FROM DIVERSIFIED TO NON-DIVERSIFIED.

PROPOSAL 4: APPROVAL OF CHANGE OF UNITED KINGDOM WEBS INDEX SERIES FROM DIVERSIFIED TO NON-DIVERSIFIED

(Applies Only to Holders of Shares of the United Kingdom WEBS Index Series)

The Board of Directors has approved the United Kingdom WEBS Index Series' proposed change to a non-diversified company in light of recent and anticipated changes in the British securities markets and in the MSCI United Kingdom Index, which is the United Kingdom WEBS Index Series' benchmark. As a result of developments in the British securities markets since the inception of the United Kingdom WEBS Index Series, particularly the creation by merger of BPAmoco p.l.c. and Vodafone AirTouch PLC, the number of companies in the MSCI United Kingdom Index with a weighting of greater than 5% has increased to three, having an aggregate index weighting of 33.74% (as of March 9, 2000) from two having a total weight of 10.36% (as of March 7, 1996). Thus, if the United Kingdom WEBS Index Series' portfolio replicated the MSCI United Kingdom Index, it would not be "diversified" for 1940 Act purposes. This situation will be significantly exacerbated upon consummation of the pending acquisition of Mannesmann AG by Vodafone AirTouch PLC.

While the United Kingdom WEBS Index Series uses a portfolio sampling technique and does not normally invest in all of the securities in the MSCI United Kingdom Index, it typically holds a representative subset of those securities, including significant positions in securities that have index weightings of more than 5%. As a result of the recent changes in the British securities markets and the MSCI United Kingdom Index, the requirement that the United Kingdom WEBS Index Series operate as a diversified company has made it more difficult for the United Kingdom WEBS Index Series to track closely the performance of its benchmark index, which has become non-diversified. The proposed change to a non-diversified company will increase the United Kingdom WEBS Index Series' investment flexibility and is expected to improve its ability to track the MSCI United Kingdom Index.

REQUIRED VOTE

The approval of Proposal 4 requires the affirmative vote of a 1940 Act Majority of the United Kingdom WEBS Index Series. In the event that Proposal 4 does not receive the affirmative vote of a 1940 Act Majority of the United Kingdom WEBS Index Series, the Board of Directors will consider other actions that may be taken, including such proposals as may be recommended by the Adviser.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE UNITED KINGDOM WEBS INDEX SERIES VOTE "FOR" THE CHANGE IN THE UNITED KINGDOM WEBS INDEX SERIES FROM DIVERSIFIED TO NON-DIVERSIFIED.

                               VOTING INFORMATION

RECORD DATE. Only shareholders of record at the close of business on March 6, 2000, will be entitled to vote at the Meeting. On that date, the number of outstanding Shares were as follows:

             WEBS INDEX SERIES                    NUMBER OF SHARES OUTSTANDING
             -----------------                    ----------------------------
             Australia                                      5,800,830
             Austria                                        1,200,030
             Belgium                                         840,030
             Canada                                          800,343
             France                                         3,401,405
             Germany                                        6,605,652
             Hong Kong                                      6,526,419
             Italy                                          2,400,030
             Japan                                         58,804,837
             Malaysia (Free)                               17,025,030
             Mexico (Free)                                  1,500,030
             Netherlands                                    1,001,477
             Singapore (Free)                              13,701,362
             Spain                                          1,500,340
             Sweden                                          825,240
             Switzerland                                    2,626,643

             WEBS INDEX SERIES                    NUMBER OF SHARES OUTSTANDING
             -----------------                    ----------------------------

             United Kingdom                                 6,201,850

QUORUM. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the proposals are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares, represented at the Meeting in person or by proxy. If a quorum is not present, or in the event a quorum is present at the Meeting but sufficient vote to approve the proposals are not received, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of any adjournment, and will vote those proxies required to be voted AGAINST the proposal against any adjournment. A quorum is constituted with respect to each WEBS Index Series by the presence in person or by proxy of the holders of more than 50% of the outstanding voting shares of that WEBS Index Series. A quorum must be present at the meeting with respect to each WEBS Index Series with respect to each proposal to be acted upon for that WEBS Index Series. For example, a quorum must be present for the Canada WEBS Index Series for a vote to be held for that Series with respect to Proposals 1 and 2. Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or to represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have the discretionary power to vote). Shares represented by broker non-votes are treated as being present for purposes of determining a quorum. A vote cast does not include an abstention or the failure to vote for or against any proposal. Therefore, for purposes of determining the affirmative vote of a "majority of the outstanding shares" in respect of a proposal, an abstention or the failure to vote, including a broker non-vote, although counted toward the determination of a quorum, will be the equivalent of a vote against the proposal.

ANNUAL MEETINGS. Consistent with its By-laws and Maryland law, the Fund does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law.

                          OTHER SHAREHOLDER INFORMATION

As of March 6, 2000, the name, address and percentage ownership of each participant in the Depository Trust Company ("DTC Participant") that owned of record 5% or more of the outstanding shares of each WEBS Index Series were as follows:

WEBS INDEX SERIES   NAME AND ADDRESS                     PERCENTAGE OF OWNERSHIP
-----------------   ----------------                     -----------------------
AUSTRALIA           The Chase Manhattan Bank                      53.95%
                    One Chase Manhattan Plaza
                    New York, NY  10081

                    The Bank of New York                           7.39%
                    One Wall Street
                    New York, NY  10286

                    Bankers Trust                                  5.74%
                    648 Grassmere Park Road
                    Nashville, TN 37211

AUSTRIA             The Bank of New York                          22.65%
                    One Wall Street
                    New York, NY  10286

WEBS INDEX SERIES   NAME AND ADDRESS                     PERCENTAGE OF OWNERSHIP
-----------------   ----------------                     -----------------------
                    Salomon Smith Barney Inc.                     16.96%
                    333 West 34th Street, 3rd Floor
                    New York, NY  10001

                    Brown Brothers Harriman & Co.                  7.98%
                    63 Wall Street, 8th Floor
                    New York, NY 10005

                    National Financial Services Corporation        6.72%
                    1 World Financial Center, Tower A
                    New York, NY  10281

BELGIUM             The Bank of New York                          26.13%
                    One Wall Street
                    New York, NY  10286

                    Citibank, N.A.                                 7.65%
                    P.O. Box 30576
                    Tampa, FL  33630

                    Bear, Stearns Securities Corp.                 7.11%
                    One Metrotech Center, North
                    Brooklyn, NY 11201

                    National Financial Services Corporation        6.35%
                    200 Liberty Street
                    New York, NY 10281

                    Salomon Smith Barney Inc.                      5.94%
                    333 West 34th Street, 3rd Floor
                    New York, NY  10001

CANADA              Charles Schwab & Co., Inc.                    18.48%
                    Newport Financial Center
                    111 Pavonia Avenue East, 3rd Floor
                    Jersey City, NJ  07310

                    Prudential Securities Incorporated             7.76%
                    1 New York Plaza, 9th Floor
                    New York, NY  10292

                    Brown Bros. Harriman & Co.                     7.50%
                    59 Wall Street
                    New York, NY  10005

                    Goldman, Sachs & Co.                           7.32%
                    1 New York Plaza
                    New York, NY  10004

                    RBC Dominion Securities Inc. -- NSCC           6.46%
                    200 Bay Street, Royal Bank Plaza
                    Toronto, Ontario
                    Canada M5J 2W7

WEBS INDEX SERIES   NAME AND ADDRESS                     PERCENTAGE OF OWNERSHIP
-----------------   ----------------                     -----------------------
                    National Investors Services Corp.              5.46%
                    55 Water Street
                    New York, NY 10281

FRANCE              Morgan Stanley & Co. Incorporated             16.00%
                    One Pierrepont Plaza
                    Brooklyn, NY  11201

                    State Street Bank & Trust Company              9.77%
                    1776 Heritage Drive
                    Quincy, MA  02171

                    The Bank of New York                           9.20%
                    One Wall Street
                    New York, NY  10286

                    Brown Bros. Harriman & Co.                     8.06%
                    59 Wall Street
                    New York, NY  10005

                    Wells Fargo Bank, N.A.                         6.63%
                    464 California Street
                    San Francisco, CA  94104

GERMANY             Brown Bros. Harriman & Co.                    12.82%
                    59 Wall Street
                    New York, NY  10005

                    State Street Bank & Trust Company             10.18%
                    1776 Heritage Drive
                    Quincy, MA  02171

                    The Bank of New York                           8.76%
                    One Wall Street
                    New York, NY  10286

                    Morgan Stanley & Co. Incorporated              5.17%
                    One Pierrepont Plaza
                    Brooklyn, NY  11201

                    Charles Schwab & Co., Inc.                     5.01%
                    Newport Financial Center
                    111 Pavonia Avenue East, 3rd Floor
                    Jersey City, NJ  07310

HONG KONG           Salomon Smith Barney Inc.                      9.44%
                    333 West 34th Street, 3rd Floor
                    New York, NY  10001

                    Morgan Stanley & Co. Incorporated              8.82%
                    One Pierrepont Plaza
                    Brooklyn, NY  11201

WEBS INDEX SERIES   NAME AND ADDRESS                     PERCENTAGE OF OWNERSHIP
-----------------   ----------------                     -----------------------
                    Charles Schwab & Co., Inc.                     6.32%
                    Newport Financial Center
                    111 Pavonia Avenue East, 3rd Floor
                    Jersey City, NJ  07310

                    Merrill Lynch Pierce Fenner & Smith            6.28%
                    Safekeeping
                    101 Hudson Street
                    Jersey City, NJ  07302

                    Brown Bros. Harriman & Co.                     5.58%
                    59 Wall Street
                    New York, NY  10005

ITALY               Brown Bros. Harriman & Co.                    21.61%
                    59 Wall Street
                    New York, NY  10005

                    The Bank of New York                          16.57%
                    One Wall Street
                    New York, NY  10286

                    Bear, Stearns Securities Corp.                 8.92%
                    One Metrotech Center North
                    Brooklyn, NY 11201-3859

                    Citibank, N.A.                                 7.74%
                    1410 Westshore Blvd.
                    Tampa, FL  33607

JAPAN               Morgan Stanley & Co. Incorporated             13.55%
                    One Pierrepont Plaza
                    Brooklyn, NY  11201

                    Citibank, N.A.                                 7.74%
                    1410 Westshore Blvd.
                    Tampa, FL  33607

                    Brown Bros. Harriman & Co.                     6.49%
                    59 Wall Street
                    New York, NY  10005

                    State Street Bank & Trust Company              6.19%
                    1776 Heritage Drive
                    Quincy, MA  02171

                    The Bank of New York                           6.05%
                    One Wall Street
                    New York, NY  10286

MALAYSIA (FREE)     Brown Bros. Harriman & Co.                    10.68%
                    59 Wall Street
                    New York, NY  10005

WEBS INDEX SERIES   NAME AND ADDRESS                     PERCENTAGE OF OWNERSHIP
-----------------   ----------------                     -----------------------
                    State Street Bank & Trust Company              9.01%
                    1776 Heritage Drive
                    Quincy, MA  02171

                    The Bank of New York                           8.97%
                    One Wall Street
                    New York, NY  10286

                    Merrill Lynch Pierce Fenner & Smith            7.26%
                    Safekeeping
                    101 Hudson Street
                    Jersey City, NJ  07302

                    Salomon Smith Barney Inc.                      6.84%
                    333 West 34th Street, 3rd Floor
                    New York, NY  10001

                    Charles Schwab & Co., Inc.                     5.08%
                    Newport Financial Center
                    111 Pavonia Avenue East, 3rd Floor
                    Jersey City, NJ  07310

MEXICO (FREE)       Morgan Stanley & Co. Incorporated             27.30%
                    One Pierrepont Plaza
                    Brooklyn, NY  11201

                    The Bank of New York                           9.23%
                    One Wall Street
                    New York, NY  10286

                    Salomon Smith Barney Inc.                      5.58%
                    333 West 34th Street, 3rd Floor
                    New York, NY  10001

NETHERLANDS         Brown Bros. Harriman & Co.                    13.63%
                    59 Wall Street
                    New York, NY  10005

                    Morgan Stanley & Co. Incorporated             11.80%
                    One Pierrepont Plaza
                    Brooklyn, NY  11201

                    The Bank of New York                           9.32%
                    One Wall Street
                    New York, NY  10286

                    Citibank, N.A.                                 9.02%
                    1410 Westshore Blvd.
                    Tampa, FL  33607

                    Prudential Securities Incorporated             6.76%
                    1 New York Plaza
                    9th Floor
                    New York, NY  10292

WEBS INDEX SERIES   NAME AND ADDRESS                     PERCENTAGE OF OWNERSHIP
-----------------   ----------------                     -----------------------
SINGAPORE (FREE)    Charles Schwab & Co., Inc.                     8.67%
                    Newport Financial Center
                    111 Pavonia Avenue East, 3rd Floor
                    Jersey City, NJ  07310

                    Morgan Stanley & Co. Incorporated              7.87%
                    One Pierrepont Plaza
                    Brooklyn, NY  11201

                    Salomon Smith Barney Inc.                      7.60%
                    333 West 34th Street, 3rd Floor
                    New York, NY  10001

                    Merrill Lynch Pierce Fenner & Smith            6.02%
                    Safekeeping
                    101 Hudson Street
                    Jersey City, NJ  07302

                    National Financial Services Corporation        5.74%
                    1 World Financial Center, Tower A
                    New York, NY  10281

SPAIN               The Bank of New York                          18.14%
                    One Wall Street
                    New York, NY  10286

                    Brown Bros. Harriman & Co.                    11.88%
                    59 Wall Street
                    New York, NY  10005

                    Morgan Stanley & Co. Incorporated             11.08%
                    One Pierrepont Plaza
                    Brooklyn, NY  11201

                    Citibank, N.A.                                 7.67%
                    1410 Westshore Blvd.
                    Tampa, FL  33607

SWEDEN              The Bank of New York                          18.78%
                    One Wall Street
                    New York, NY  10286

                    Brown Bros. Harriman & Co.                     9.91%
                    59 Wall Street
                    New York, NY  10005

                    Citibank, N.A.                                 9.05%
                    1410 Westshore Blvd.
                    Tampa, FL  33607

                    Merrill Lynch Pierce Fenner & Smith            7.26%
                    Safekeeping
                    101 Hudson Street
                    Jersey City, NJ  07302

WEBS INDEX SERIES   NAME AND ADDRESS                     PERCENTAGE OF OWNERSHIP
-----------------   ----------------                     -----------------------
                    Spear, Leeds & Kellogg                         5.25%
                    120 Broadway
                    New York, NY 10271

SWITZERLAND         Morgan Stanley & Co. Incorporated             14.22%
                    One Pierrepont Plaza
                    Brooklyn, NY  11201

                    Brown Bros. Harriman & Co.                    13.30%
                    59 Wall Street
                    New York, NY  10005

                    Wells Fargo Bank, N.A.                        12.28%
                    464 California Street
                    San Francisco, CA  94104

                    Citibank, N.A.                                 8.41%
                    1410 Westshore Blvd.
                    Tampa, FL  33607

                    State Street Bank & Trust Company              6.28%
                    1776 Heritage Drive
                    Quincy, MA  02171

                    The Bank of New York                           6.27%
                    One Wall Street
                    New York, NY  10286

UNITED KINGDOM      Brown Bros. Harriman & Co.                    10.87%
                    59 Wall Street
                    New York, NY  10005

                    The Bank of New York                           9.60%
                    One Wall Street
                    New York, NY  10286

                    State Street Bank & Trust Company              8.64%
                    1776 Heritage Drive
                    Quincy, MA  02171

                    Citibank, N.A.                                 8.53%
                    1410 Westshore Blvd.
                    Tampa, FL  33607

                    Morgan Stanley & Co. Incorporated              7.83%
                    One Pierrepont Plaza
                    Brooklyn, NY  11201

                    Prudential Securities Incorporated             5.52%
                    1 New York Plaza, 9th Floor
                    New York, NY  10292

The Fund does not have information concerning the beneficial ownership of the WEBS held in the names of such DTC Participants.

As of March 6, 2000, the Directors and Officers of the Fund owned less than 1% of the outstanding Shares of each WEBS Index Series of the Fund.

        INFORMATION ABOUT THE ADVISER, ADMINISTRATOR AND TRANSFER AGENT,
                        SUB-ADMINISTRATOR AND DISTRIBUTOR

Barclays Global Fund Advisors serves as the Fund's investment adviser. The Adviser is located at 45 Fremont Street, San Francisco, California 94105.

PFPC Inc. serves as the Fund's administrator and transfer agent. The administrator and transfer agent is located at 400 Bellevue Parkway, Wilmington, Delaware 19809.

Morgan Stanley & Co. Incorporated serves as the Fund's sub-administrator. It is located at 1585 Broadway, New York, New York 10036.

SEI Investments Distribution Company has been approved to serve as the Fund's distributor, effective on or about March 28, 2000. It is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

                              SHAREHOLDER PROPOSALS

A shareholder proposal intended to be represented at any meeting hereafter called must be received by the Fund within a reasonable time before the solicitation relating thereto is made in order to be included in the notice of meeting, proxy statement and form of proxy relating to such meeting. As noted above, it is not anticipated that shareholder meetings will be held on an annual basis. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal law.

                                  OTHER MATTERS

No business other than the matters described above is expected to come before the Meeting with respect to the Fund. Should any other matter requiring a vote of shareholders arise, the persons named in the enclosed form of Proxy will vote thereon according to their best judgment in the interests of the Fund, except that they will vote Proxies for or against any proposed adjournment of the Meeting as discussed under "Voting Information -- Quorum" above.

Dated:  March 28, 2000

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                         ANNEX A

                               ADVISORY AGREEMENT

     AGREEMENT made as of the __TH day of _______, 2000 between Barclays Global Fund Advisors, a corporation organized under the laws of the State of California (the "Adviser"), and WEBS INDEX Fund, Inc., a Maryland corporation (the "Company").

     WHEREAS, the Adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Company ENGAGES in the business of an open-end management investment company and is registered as such under the INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT"); and

         WHEREAS, the Company is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

     WHEREAS, the Company intends to offer shares representing interests in each of the separate portfolios identified on Schedule A hereto (each, A "Series"); and

     WHEREAS, the Company desires to appoint the Adviser to serve as the investment adviser with respect to each SERIES; and

     WHEREAS, the Company may, from time to time, offer shares representing interests in one or more additional portfolios (each, an "Additional SERIES"); and

     WHEREAS, the Company may desire to appoint the Adviser as the investment adviser with respect to one or more ADDITIONAL SERIES;

         NOW THEREFORE, the parties hereto hereby agree as follows:

1.       APPOINTMENT OF ADVISER

         a. SERIES. The Company hereby appoints the Adviser to act as investment adviser for the SERIES LISTED ON SCHEDULE A for the period and on the terms herein set forth. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         b. ADDITIONAL SERIES. In the event the Company desires to retain the Adviser to render investment advisory services hereunder with respect to any Additional SERIES, it shall so notify the Adviser in writing, indicating the advisory fee to be payable with respect to the Additional SERIES. If the Adviser is willing to render such services for such fee and on the terms provided for herein, it shall so notify the Company in writing, whereupon such Additional SERIES shall become a SERIES hereunder.

2.       DUTIES OF THE ADVISER

         THE ADVISER SHALL BE RESPONSIBLE FOR THE GENERAL MANAGEMENT OF THE COMPANY'S AFFAIRS. The Adviser, at its own expense (subject to the overall supervision and review of the Board of Directors of the Company), shall (i) furnish continuously an investment program for each SERIES in compliance with that SERIES' investment objective and policies, as set forth in the then-current prospectus and statement of additional information for such SERIES contained in the Company's Registration Statement on Form N-lA, as such prospectus and statement of additional information is amended or supplemented from time to time,
         (ii) determine what investments shall be purchased, held, sold or exchanged for each SERIES and what portion, if any, of the assets of each SERIES shall be held uninvested, (iii) make changes on behalf of the Company in the investments for each SERIES and (iv) provide the Company with records concerning the Adviser's activities that the Company is required to maintain and render reports to the Company's officers and Board of Directors concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall furnish to the Company all office facilities, equipment, services and executive and administrative personnel necessary for managing the investment program of the Company for each Fund.

3.       ALLOCATION OF EXPENSES

         SUBJECT TO SECTION 4 BELOW, THE COMPANY SHALL BE RESPONSIBLE FOR AND pay all expenses for all other Company operations and activities.

4.       ADVISORY FEE

         For the services to be provided by the Adviser hereunder with respect to each SERIES, the Company shall pay to the Adviser an annual gross investment advisory fee equal to the amount set forth on Schedule A attached hereto; PROVIDED, HOWEVER, THAT THE FEE PAID TO THE ADVISER WITH RESPECT TO EACH SERIES SHALL BE REDUCED BY THE AGGREGATE OF SUCH SERIES' FEES AND EXPENSES, OTHER THAN (I) EXPENSES OF THE SERIES INCURRED IN CONNECTION WITH THE EXECUTION OF PORTFOLIO SECURITIES TRANSACTIONS ON BEHALF OF SUCH SERIES, (II) EXPENSES INCURRED IN CONNECTION WITH ANY DISTRIBUTION PLAN ADOPTED BY THE COMPANY IN COMPLIANCE WITH RULE 12B-1 UNDER THE 1940 ACT, (III) LITIGATION EXPENSES, (IV) TAXES (INCLUDING, BUT NOT LIMITED TO, INCOME, EXCISE, TRANSFER AND WITHHOLDING TAXES), (V) ANY COST OR EXPENSE THAT A MAJORITY OF THE DIRECTORS OF THE COMPANY WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT) DEEMS TO BE AN EXTRAORDINARY EXPENSE AND (VI) THE ADVISORY FEE PAYABLE TO THE ADVISER HEREUNDER; AND PROVIDED, FURTHER, THAT THE ADVISER SHALL REIMBURSE THE COMPANY TO THE EXTENT THAT THE EXPENSES OF ANY SERIES (OTHER THAN THE EXPENSES SET FORTH IN THE FOREGOING PROVISO) EXCEED THE AMOUNT SET FORTH IN SCHEDULE A WITH RESPECT TO SUCH SERIES.

         Schedule A shall be amended from time to time to reflect the addition and/or termination of any SERIES as a SERIES hereunder and to reflect any change in the advisory fees payable with respect to any SERIES duly approved in accordance with Section 7(b) hereunder. All fees payable hereunder shall be accrued daily and paid as soon as PRACTICABLE after the last day of each calendar quarter.

         In the case of commencement or termination of this Agreement with respect to any SERIES during any calendar quarter, the fee with respect to such SERIES for that quarter shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed upon the average daily net assets of such SERIES for the days during which it is in effect.

5.       PORTFOLIO TRANSACTIONS

         In connection with the management of the investment and reinvestment of the assets of the Company, the Adviser, acting by its own officers, directors or employees, is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Company. In executing portfolio transactions and selecting brokers or dealers, if any, the Adviser will use its best efforts to seek on behalf of a SERIES the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to any SERIES of the Company. The Adviser may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. The Company acknowledges that any such research may be useful to the Adviser in connection with other accounts managed by it.

6.       LIABILITY OF ADVISER

         Neither the Adviser nor its officers, directors, employees, agents or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss suffered by the Company or its shareholders in connection with the matters to which this Agreement relates; PROVIDED, HOWEVER, that no provision of this Agreement shall be deemed to protect the Adviser against any liability to the Company or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

7.       DURATION AND TERMINATION OF THIS AGREEMENT

         a. DURATION. This Agreement shall become effective with respect to each SERIES on the date hereof and, with respect to any Additional SERIES, on the date specified in the written notice received by the Company from the Adviser in accordance with paragraph 1(b) hereof that the Adviser is willing to serve as Adviser with respect to such SERIES. Unless terminated as herein provided, this Agreement shall remain in full force and effect for ONE YEAR from the date hereof with respect to each SERIES and, with respect to each Additional SERIES, for two years from the date on which such SERIES becomes a SERIES hereunder. Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to each SERIES so long as such continuance with respect to such SERIES is approved at least annually (i) by either the Directors of the Company or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such SERIES, and
                  (ii), in either event, by the vote of a majority of the Directors of the Company who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

         b. AMENDMENT. Any amendment to this Agreement shall become effective with respect to a Series upon approval of the Adviser and of a majority of DIRECTORS who are not parties to this Agreement or "interested persons" (as defined in the 1940
                  Act) of any such party, cast in person at a meeting called for the purpose of voting such approval and a majority of the outstanding voting securities (as defined in the 1940 Act) of that SERIES.

         c. TERMINATION. This Agreement may be terminated with respect to any SERIES at any time, without payment of any penalty, by vote of the Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that SERIES, or by the Adviser, in each case on sixty (60) days' prior written notice to the other party; provided, that a shorter notice period shall be permitted for a SERIES in the event its shares are no longer listed on a national securities exchange.

         d. AUTOMATIC TERMINATION. This Agreement shall automatically and immediately terminate in the event of its "assignment" (as defined in the 1940 Act).

         e. APPROVAL, AMENDMENT OR TERMINATION BY A SERIES. Any approval, amendment or termination of this Agreement by the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of any SERIES shall be effective to continue, amend or terminate this Agreement with respect to any such SERIES notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other SERIES affected thereby, and (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Company, unless such action shall be required by any applicable law or otherwise.

8.       SERVICES NOT EXCLUSIVE

         The services of the Adviser to the Company hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

9.       MISCELLANEOUS

         a. "ISHARES" NAME. THE COMPANY SHALL, AT THE REQUEST OF THE ADVISER, STOP ALL USE OF THE "ISHARES" NAME IN THE EVENT THAT THE ADVISER OR ITS AFFILIATES IS NO LONGER THE COMPANY'S INVESTMENT ADVISER.

         b. NOTICE. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for the receipt of such notices.

         c. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

         d. APPLICABLE LAW. This Agreement shall be construed in accordance with and governed by the laws of New York.

         e. EXECUTION BY COUNTERPART. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

                                                     WEBS INDEX FUND, INC.

                                                     By:      _______________
                                                              Name:
                                                              Title:

                                                   BARCLAYS GLOBAL FUND ADVISORS

                                                     By:      ______________
                                                              Name:
                                                              Title:

                                   SCHEDULE A

ADVISORY FEE* FOR THE CATEGORY I SERIES:

0.59% per annum of the aggregate net assets of the CATEGORY I SERIES less than or equal to $7.0 BILLION plus 0.54% per annum of the aggregate net assets of the CATEGORY I SERIES BETWEEN $7.0 BILLION AND $11.0 BILLION PLUS 0.49% per annum of the aggregate net assets of the CATEGORY I SERIES IN EXCESS OF $11.0 BILLION

CATEGORY I SERIES:

AUSTRALIA WEBS INDEX SERIES
AUSTRIA WEBS INDEX SERIES
BELGIUM WEBS INDEX SERIES
CANADA WEBS INDEX SERIES
EMU WEBS INDEX SERIES
FRANCE WEBS INDEX SERIES
GERMANY WEBS INDEX SERIES
HONG KONG WEBS INDEX SERIES
ITALY WEBS INDEX SERIES
JAPAN WEBS INDEX SERIES
MALAYSIA WEBS INDEX SERIES
MEXICO (FREE) WEBS INDEX SERIES
NETHERLANDS WEBS INDEX SERIES
SINGAPORE (FREE) WEBS INDEX SERIES
SPAIN WEBS INDEX SERIES
SWEDEN WEBS INDEX SERIES
SWITZERLAND WEBS INDEX SERIES
UNITED KINGDOM WEBS INDEX SERIES
USA WEBS INDEX SERIES

ADVISORY FEE* FOR CATEGORY II SERIES:
0.74% PER ANNUM OF THE AGGREGATE NET ASSETS OF THE CATEGORY II SERIES LESS THAN OR EQUAL TO $2 BILLION PLUS 0.69% PER ANNUM OF THE AGGREGATE NET ASSETS OF THE CATEGORY II SERIES BETWEEN $2 BILLION AND $4 BILLION PLUS 0.64% PER ANNUM OF THE AGGREGATE NET ASSETS OF THE CATEGORY II SERIES GREATER THAN $6 BILLION

CATEGORY II SERIES:

BRAZIL WEBS INDEX SERIES
GREECE WEBS INDEX SERIES
INDONESIA WEBS INDEX SERIES
KOREA WEBS INDEX SERIES
PORTUGAL WEBS INDEX SERIES
SOUTH AFRICA WEBS INDEX SERIES
THAILAND WEBS INDEX SERIES
TAIWAN WEBS INDEX SERIES
TURKEY WEBS INDEX SERIES

-----------------------------

* Pursuant to Section 4 of this Advisory Agreement, the fee rates for a Series set forth in this Schedule A will be reduced, possibly to zero, by certain expenses of the Series.

                           VOTE THIS PROXY CARD TODAY!

                              WEBS INDEX FUND, INC.
                           WILMINGTON, DELAWARE 19809

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WEBS INDEX FUND, INC. (the "Fund") for use at a special meeting of the Fund's shareholders to be held at the offices of the Fund's administrator and fund accounting agent, PFPC Inc., at 400 Bellevue Parkway, Wilmington, Delaware 19809, on May 5, 2000, at 10:00 a.m. (Eastern Time).

The undersigned hereby appoints Gary M. Gardner, R. Sheldon Johnson and John P. Falco, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated special meeting, and at all adjournments or postponements thereof, casting votes according to the number of shares of the WEBS Index Series indicated on the reverse side of this proxy which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUND AND THE PROXY STATEMENT DATED MARCH 28, 2000.

Signature: _________________________                 Date: ____________________

Signature: _________________________                 Date: ____________________

Please sign above exactly as your name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

                             (Continued on Reverse)

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted in favor of the proposals.

WEBS INDEX FUND, INC.

PROPOSAL 1:                       FOR    AGAINST    ABSTAIN       SHARES VOTED
--------------------------------------------------------------------------------
To approve amendments to the
Fund's Advisory Agreement.

Australia WEBS Index Series        [ ]       [ ]       [ ]
                                                               -----------------
Austria WEBS Index Series          [ ]       [ ]       [ ]
                                                               -----------------
Belgium WEBS Index Series          [ ]       [ ]       [ ]
                                                               -----------------
Canada WEBS Index Series           [ ]       [ ]       [ ]
                                                               -----------------
France WEBS Index Series           [ ]       [ ]       [ ]
                                                               -----------------
Germany WEBS Index Series          [ ]       [ ]       [ ]
                                                               -----------------
Hong Kong WEBS Index Series        [ ]       [ ]       [ ]
                                                               -----------------
Italy WEBS Index Series            [ ]       [ ]       [ ]
                                                               -----------------
Japan WEBS Index Series            [ ]       [ ]       [ ]
                                                               -----------------
Malaysia WEBS Index Series         [ ]       [ ]       [ ]
                                                               -----------------
Mexico (Free) WEBS Index Series    [ ]       [ ]       [ ]
                                                               -----------------
Netherlands WEBS Index Series      [ ]       [ ]       [ ]
                                                               -----------------
Singapore (Free) WEBS Index Series [ ]       [ ]       [ ]
                                                               -----------------
Spain WEBS Index Series            [ ]       [ ]       [ ]
                                                               -----------------
Sweden WEBS Index Series           [ ]       [ ]       [ ]
                                                               -----------------
Switzerland WEBS Index Series      [ ]       [ ]       [ ]
                                                               -----------------
United Kingdom WEBS Index Series   [ ]       [ ]       [ ]
                                                               -----------------

CANADA WEBS INDEX SERIES

PROPOSAL 2:                       FOR    AGAINST    ABSTAIN       SHARES VOTED
--------------------------------------------------------------------------------
To approve a change of the Canada
WEBS Index Series from diversified
to non-diversified.                [ ]       [ ]       [ ]
                                                               -----------------
JAPAN WEBS INDEX SERIES

PROPOSAL 3:                       FOR    AGAINST    ABSTAIN       SHARES VOTED
--------------------------------------------------------------------------------
To approve a change of the Japan
WEBS Index Series from diversified
to non-diversified.                [ ]       [ ]       [ ]
                                                               -----------------

UNITED KINGDOM WEBS INDEX SERIES

PROPOSAL 4:                       FOR    AGAINST    ABSTAIN       SHARES VOTED
--------------------------------------------------------------------------------
To approve a change of the
United Kingdom WEBS Index Series
from diversified to
non-diversified.                   [ ]       [ ]       [ ]
                                                               -----------------

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.